EXHIBIT 10.9

FIRST AMENDMENT TO SALE AGREEMENT

This First Amendment to Sale Agreement (this “Amendment") is made as of the 7th day of May, 2012, between 150 NORTHWEST POINT LLC, a Delaware limited liability company ("Purchaser"), and AMERICAN SERVICE INSURANCE COMPANY, INC., an Illinois corporation (''Seller'').

A. Purchaser and Seller are parties to that certain Sale Agreement dated as of April 5, 2012 (the "'Sale Agreement"), regarding real property commonly known as 150 Northwest Point Boulevard, Elk Grove Village, Illinois, as more particularly described in the Sale Agreement. All initially capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Sale Agreement.

B.     The parties desire to amend the Sale Agreement to extend the Inspection Period as provided herein.

AGREEMENTS

In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Extension of Inspection Period. The Inspection Period is hereby extended to expire at 5:00 p.m Chicago, Illinois time on May 11, 2012. All references in the Sale Agreement to the expiration of the Inspection Period shall mean 5:00p.m Chicago, Illinois time on May 11,2012.

2.     Sale Agreement in Full Force and Effect. Except as expressly set forth above, all of the terms and conditions of the Sale Agreement remain in full force and effect.

3.     Delivery: Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together will constitute one agreement binding on all the parties.     This Amendment may be delivered by facsimile or electronic (e-mail) transmission of signed original counterparts.

[Signatures on Following Pages]

IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be duly executed as of the day and year first written above.

PURCHASER:

150 NORTHWEST POINT LLC, a Delaware limited liability company

By:         /s/ Thomas Frey
Name:        Thomas Frey
Title:        Senior Vice President & CFO

[Signatures Continue on Following Page]

[Signature Page to First Amendment to Sale Agreement made by and between American Service
Insurance Company, Inc. and 150 Northwest Point LLC]

SELLER:

AMERICAN SERVICE INSURANCE COMPANY, Inc., an Illinois corporation

By:         /s/ Scott D. Wollney
Name:         Scott D. Wollney
Title:        President & CEO

Atlas Financial Holdings, Inc., which executed a Joinder to the Sale Agreement for the purposes therein stated, hereby consents to this Amendment.

ATLAS FINANCIAL HOLDINGS, INC.

By:         /s/ Scott D. Wollney
Name:         Scott D. Wollney
Title:        President & CEO